                                                                    EXHIBIT 10.9

                                RIGHTS AGREEMENT

         This Rights Agreement dated as of November 22, 1996 is entered into by and among AutoCyte Inc., a Delaware corporation (the "Company"), the individuals and entities listed on Exhibit A hereto (the "Purchasers").

         WHEREAS, the Company and the Purchasers have entered into a Series A Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement"); and

         WHEREAS, the Company and the Purchasers desire to provide for certain rights to purchase shares of capital stock of the Company which the Company may from time to time propose to issue and sell;

         WHEREAS, the Company and the Purchasers desire to provide for certain arrangements with respect to the registration of shares of capital stock of the Company under the Securities Act of 1933;

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

                "Commission" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

                "Common Stock" means the common stock, $.01 par value per share, of the Company.

                "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

                "New Securities" shall mean any capital stock of the Company whether or not now authorized, and rights, options or warrants to purchase capital stock, and securities of any type whatsoever which are, or may become, convertible into capital stock; provided, however, that the term "New Securities" shall not include (i) the Shares or the shares of Common Stock issuable upon the conversion of the Shares; (ii) 3,075,000 shares of the Company's Common Stock currently reserved for issuance pursuant to the AutoCyte, Inc. 1996 Equity Incentive Plan or to the issuance of shares of Common Stock pursuant to such plan or to any option or warrant issued at or prior to the date of this Agreement; (iii) any shares acquired pursuant to restricted stock arrangements from employees who have terminated their employment with the Company which are thereafter reissued to employees and; (iv) securities issued as a result of any stock split, stock dividend or reclassification of Common Stock, distributable on a pro rata basis to all holders of Common Stock; and (v) securities issued pursuant to equipment lease financings and/or in connection with strategic alliances, joint ventures or partnerships, each as approved by the Board of Directors.

              "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of Common Stock (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

              "Registration Expenses" means the expenses described in Section
2.5.

              "Registrable Shares" means (i) the shares of Common Stock issued or issuable upon conversion of the Shares and (ii) any other shares of Common Stock of the Company issued in respect of the Shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events). Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, or to a number or percentage of Registrable Shares held by a Stockholder (as defined below), such reference shall include shares of Common Stock issuable upon conversion of the Shares even though such conversion has not yet been effected.

              "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

              "Shares" shall have the meaning specified in Section 1.2 of the Purchase Agreement.

              "Stockholders" means the Purchasers and any persons or entities to whom the rights granted under this Agreement are transferred by any Purchasers, their successors or assigns pursuant to Section 4 hereof.


2.       Registration Rights.

         2.1. Sale or Transfer of Shares; Legend.

              (a) The Registrable Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act, or
(ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.

              (b) Each certificate representing the Registrable Shares shall bear a legend substantially in the following form:

              "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or applicable state securities laws and may not be transferred or otherwise disposed of unless and until such shares are registered under the Act and such laws or
              (1) registration under applicable state securities laws is not required and (2) an opinion of counsel satisfactory to the Company is furnished to the Company to the effect that registration under the Act is not required."

         The foregoing legend shall be removed from the certificates representing any Registrable Shares at the request of the holder thereof at such time as they become registered under the Securities Act or eligible for resale pursuant to Rule 144(k) under the Securities Act.

         2.2. Required Registrations.

              (a) At any time following the earlier of: (i) three years from closing or (ii) six months after the Company's initial public offering, and within 90 days following written notice from a Stockholder or Stockholders holding (or intending to convert Shares into) not less than forty percent (40%) of the then outstanding Registrable Shares, the Company shall use its best efforts to effect the registration of such Registrable Shares on Form S-1 or Form S-2 (or any successor forms) or other appropriate Registration Statement designated by such Stockholder or Stockholders.

              (b) At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), a Stockholder or Stockholders may request the Company, in writing, to effect the registration on Form S-3 (or such successor form), of the Registrable Shares of such Stockholder or Stockholders having an aggregate offering price of at least $1,000,000 (based on the then current public market price). Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-3, or such successor form, of all Registrable Shares which the Company has been requested to register.

              (c) The Stockholders shall have the right to require the Company to effect two demand registrations on Form S-1 or Form S-2 and an unlimited number of registrations on Form S-3 (or any successor forms) pursuant to this
Section 2.2; however, a registration on Form S-1 or Form S-2 will not count for this purpose (i) unless it becomes effective and holders are able to sell at least 80% of the Registrable Shares sought to be included in such registration, or (ii) if the Company elects to sell stock of the Company pursuant to a Registration Statement at the same time. The Company shall not, however, register any additional shares of stock of the Company at the same time as a demand registration without the prior written consent of the holders of a majority of the Registrable Shares to be included in the demand registration.

              (d) If at the time of any request to register Registrable Shares pursuant to this Section 2.2, the Company is engaged or has fixed plans to engage within 30 days of the time of the request in a registered public offering as to which the Stockholders may include Registrable Shares pursuant to Section
2.3 or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of six months from the effective date of such offering or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any one-year period.

         2.3. Incidental Registration.

              (a) Whenever the Company proposes to file a Registration Statement, prior to such filing it shall give written notice to all Stockholders of its intention to do so, and upon the written request of a Stockholder or Stockholders given within 30 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall cause all Registrable Shares which the Company has been requested to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder(s).

              (b) In connection with any offering under this Section 2.3 involving an underwriting, the Company shall not be required to include any Registrable Shares in such underwriting unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. If in the opinion of the managing underwriter the registration of all, or part of, the Registrable Shares which the Stockholders have requested to be included would materially and adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of Registrable Shares, if any, which the managing underwriter believes may be sold without causing such adverse effect. In the event of such a reduction in the number of shares to be included in the underwriting, all Stockholders of Registrable Shares who have requested registration shall participate in the underwriting pro rata based upon their total ownership of Registrable Shares (or in any other proportion as agreed upon by such Stockholders) and if any such Stockholders would thus be entitled to include more shares than such Stockholders requested to be registered, the excess shall be allocated among such other requesting holders pro rata based on their ownership of Registrable Shares. No other securities requested to be included in a registration for the account of anyone other than the Company or the Stockholders shall be included in a registration unless all Registrable Shares requested to be included in such registration are also included.

         2.4. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

              (a) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective;

              (b) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective for a period of not less than 90 days from the effective date;

              (c) as expeditiously as possible furnish to each selling Stockholder such reasonable numbers of copies of the prospectus, including the preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Stockholder; and

              (d) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Stockholder shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Stockholder to consummate the public sale or other disposition of the Registrable Shares owned by the selling Stockholder in such jurisdictions; provided, however, that the Company shall not be required in connection with this paragraph (d) to qualify as a foreign corporation in any jurisdiction.

         If the Company has delivered preliminary or final prospectuses to selling Stockholders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Stockholders and, if requested, the selling Stockholders shall immediately cease making offers of Registrable Shares and shall return all prospectuses to the Company. The Company shall promptly provide the selling Stockholders with revised prospectuses and, following receipt of the revised prospectuses, the selling Stockholder shall be free to resume making offers of the Registrable Shares.

         2.5. Allocation of Expenses. The Company shall pay the Registration Expenses for (i) the first two demand registrations on Form S-1 or Form S-2 (or any successor forms) and (ii) the first two demand registrations on Form S-3. If a registration on a Registration Statement other than Form S-3 (or any successor form) requested by the Stockholders pursuant to paragraph (a) of Section 2.2 is withdrawn at the request of the Stockholders requesting it (other than as a result of information concerning the business or financial condition of the Company that is made known to the Stockholders after the date on which such registration was requested) and if the requesting Stockholders holding a majority of the Registrable Shares requested to be included in such registration elect not to have such registration counted as a registration requested under paragraph (a) of Section 2.2, the requesting Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration. For purposes of this Section, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Section 2, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company and one counsel for the selling Stockholders, out-of-pocket expenses of the Company and the underwriters, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts and selling commissions and fees of more than one counsel for the selling Stockholders. Such underwriting discounts and selling commissions shall be borne pro rata by the selling Stockholders in accordance with the number of their Registrable Shares included in such registration.

         2.6. Indemnification. In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, then to the extent permitted by law the Company shall indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company shall reimburse each such seller, underwriter and controlling person for reasonable legal or any other expenses incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

         In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, then to the extent permitted by law, each seller of Registrable Shares, severally and not jointly, shall indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made solely in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; and such seller shall reimburse the Company for reasonable legal or other expenses incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the obligations of any seller of Registrable Shares hereunder shall not exceed an amount equal to the proceeds to such seller of the Registrable Shares sold pursuant to the Registration Statement.

         An underwriter shall not be entitled to indemnification pursuant to this subsection in the event that it fails to deliver to any selling Stockholder any preliminary or final or revised prospectus, as required by the rules and regulations of the Commission. Finally, no indemnification shall be provided pursuant to this subsection in the event that any error in a preliminary prospectus of the Company is subsequently corrected in the final prospectus of the Company for a particular offering, and such final prospectus is delivered to all purchasers in the offering prior to the date of purchase of the securities.

         Each party entitled to indemnification under this Section 2.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.6. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

         2.7. Indemnification with Respect to Underwritten Offerings. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.

         2.8. Information by Holder. Each holder of Registrable Shares included in any registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 2.

         2.9. Rule 144 Requirements. With a view to making available to the Stockholders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Stockholder to sell securities of the Company to the public without registration, the Company agrees to use its best efforts to:

              (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act (at any time after it has become subject to the reporting requirements of the Exchange Act);

              (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

              (c) furnish to any holder of Registrable Shares upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the closing of the first sale of securities by the Company pursuant to a Registration Statement), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

         2.10. Selection of Underwriter. In the case of any registration effected pursuant to Section 2.2, the Company shall have the right to designate the managing underwriter, subject to the approval of the requesting Stockholders, which approval shall not be unreasonably withheld or delayed.

         2.11. Restrictions on Other Agreements. The Company will not enter into any agreement with any party which by its terms grants any right superior to those of the Purchasers, relating to the registration of the Company's Common Stock without the consent of the holders of not less than fifty-one percent (51%) of the Registrable Shares then outstanding.

         2.12. Termination. The provisions of this Section 2 shall terminate on the earlier to occur of (i) such time as a Purchaser remains an "affiliate" of the Company pursuant to Rule 144 and can sell all of his remaining Registrable Securities under Rule 144 within any three (3) month period; or (ii) such time as a Purchaser ceases to be an affiliate of the Company pursuant to Rule 144 and all of the Purchaser's Registrable Securities may be sold pursuant to Rule 144(k).

3.       Transfers of Certain Rights.

         3.1. The rights granted to the Purchasers may be transferred or succeeded to only by (i) any general or limited partner, officer or other affiliate of such Purchaser, (ii) another Purchaser or (iii) any other person or entity that acquires Shares; provided, however, that the Company is given written notice by the transferee at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which such rights are being assigned; and, provided, further, as a condition precedent to any such transfer, the transferee agrees in writing to be bound by and subject to all of the terms and conditions of this Agreement.

         3.2. A transferee to whom rights are transferred pursuant to this
Section 3 may not again transfer such rights to any other person or entity, other than as provided in paragraph (a) above.

4.       General.

         4.1. Notices. All notices, requests, consents and other communications under this Agreement shall be in writing and shall be delivered by hand, by telecopier, by overnight mail or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

              If to the Company:

              AutoCyte, Inc.
              112 Orange Drive
              Elon College, North Carolina 27244
              Attn: President

(or at such other address as may have been furnished in writing to the Purchasers by the Company)

              with a copy to:

              William T. Whelan, Esq.
              Palmer & Dodge LLP
              One Beacon Street
              Boston, Massachusetts 02108

              If to a Purchaser, at its address set forth on Exhibit A to this Agreement (or at such other address as may have been furnished in writing to the Company by such Purchaser)

         Notices provided in accordance with this Section 4 shall be deemed delivered upon personal delivery, receipt by telecopy or overnight mail, or 48 hours after deposit in the mail in accordance with the above.

         4.2. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

         4.3. Amendments and Waivers. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of not less than fifty-one percent (51%) of the Registrable Shares. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

         4.4. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         4.5. Captions. The captions of the sections, subsections and paragraphs of this Agreement have been added for convenience only and shall not be deemed to be a part of this Agreement.

         4.6. Severability. Each provision of this Agreement shall be interpreted in such manner as to validate and give effect thereto to the fullest lawful extent, but if any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable under applicable law, such provision shall be ineffective only to the extent so determined and such invalidity or unenforceability shall not affect the remainder of such provision or the remaining provisions of this Agreement.

         4.7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.



             [The remainder of this page intentionally left blank.]

         IN WITNESS WHEREOF, the Company and the Purchasers have executed and delivered this Agreement as an instrument under seal as of the date first above written.



                                   AUTOCYTE, INC.



                                   By: /s/ Ernest A. Knesel
                                      ------------------------------------------
                                   Name:   Ernest A. Knesel
                                   Title:  President



                                   PURCHASERS:


                                   AMPERSAND SPECIALTY MATERIALS AND
                                   CHEMICALS III LIMITED PARTNERSHIP
                                   By: ASMC-III Management Company Limited
                                       Partnership


                                   By: /s/ Richard A. Charpie
                                      ------------------------------------------
                                   Name:   Richard A. Charpie
                                   Title:  Managing General Partner



                                   LABORATORY PARTNERS I LIMITED
                                   PARTNERSHIP
                                   By: Ampersand Lab Partner Management
                                       Company Limited Partnership


                                   By: /s/ Richard A. Charpie
                                      ------------------------------------------
                                   Name:   Richard A. Charpie
                                   Title:  Managing General Partner

                                   DLJ CAPITAL CORPORATION


                                   By: /s/ Robert E. Curry
                                      ------------------------------------------
                                   Name:   Robert E. Curry
                                   Title:  Attorney-In-Fact



                                   SPROUT CAPITAL VII, L.P.
                                   By: DLJ Capital Corporation
                                       Managing Corporation


                                   By: /s/ Robert E. Curry
                                      ------------------------------------------
                                   Name:   Robert E. Curry
                                   Title:  Attorney-In-Fact



                                   DLJ FIRST ESC L.L.C.
                                   By: DLJ LBO Plans Management Corporation
                                       Manager


                                   By: /s/ Robert E. Curry
                                      ------------------------------------------
                                   Name:   Robert E. Curry
                                   Title:  Attorney-In-Fact



                                   THE SPROUT CEO FUND, L.P.
                                   By: DLJ Capital Corporation
                                       General Partner


                                   By: /s/ Robert E. Curry
                                      ------------------------------------------
                                   Name:   Robert E. Curry
                                   Title:  Attorney-In-Fact

                                    /s/ James B. Powell
                                   ---------------------------------------------
                                   Allemanni, LLC
                                   By:      James B. Powell
                                   Title:   Manager


                                    /s/ Jean-Luc Belingard
                                   ---------------------------------------------
                                   Jean-Luc Belingard


                                    /s/ Gerald Bohm
                                   ---------------------------------------------
                                   Gerald Bohm


                                    /s/ Thomas Gahm
                                   ---------------------------------------------
                                   Thomas Gahm


                                   ---------------------------------------------
                                   Fritz Gerber


                                    /s/ James Geyer
                                   ---------------------------------------------
                                   James Geyer


                                    /s/ Frederick C. Kentz
                                   -----------------------
                                   Frederick C Kentz III


                                    /s/ Ernest A. Knesel
                                   ---------------------------------------------
                                   Ernest A. Knessel, Jr.


                                    /s/ Thomas P. MacMahon
                                   ---------------------------------------------
                                   Thomas P. MacMahon


                                    /s/ Thanh Nguyen
                                   ---------------------------------------------
                                   Thanh Nguyen


                                    /s/ James B. Powell
                                   ---------------------------------------------
                                   James B. Powell


                                    /s/ Gary Vega
                                   ---------------------------------------------
                                   Gary J. Vega

                                    Exhibit A


Ampersand Specialty Materials and Chemicals III Limited Partnership 55 William Street, Suite 240, Wellesley, MA 02181

Laboratory Partners I Limited Partnership
55 William Street, Suite 240, Wellesley, MA 02181

DLJ Capital Corporation
3000 Sand Hill Road, Bldg 4, Suite 270, Menlo Park, CA 94025-7114

Sprout Capital VII, L.P.
3000 Sand Hill Road, Bldg 4, Suite 270, Menlo Park, CA 94025-7114

DLJ First ESC L.L.C.
3000 Sand Hill Road, Bldg 4, Suite 270, Menlo Park, CA 94025-7114

The Sprout CEO Fund, L.P.
3000 Sand Hill Road, Bldg 4, Suite 270, Menlo Park, CA 94025-7114

Allemanni, LLC
c/o James B. Powell, Manager

Jean-Luc Belingard

Gerald Bohm

Thomas Gahm

James W. Geyer

Frederick C. Kentz III

Ernest A. Knesel, Jr.

Thomas P. MacMahon

Thanh Nguyen

James B. Powell

Gary J. Vega

                        Amendment to Rights Agreement

        This Amendment to Rights Agreement ("Amendment") dated as of June 26, 1997 is entered into by and among AutoCyte, Inc., a Delaware corporation (the "Company"), the individuals and entities listed on Exhibit A hereto (the "Purchasers").

        WHEREAS, the parties hereto have previously entered in a Rights Agreement dated November 22, 1996 (the "Agreement"); and

        WHEREAS, the parties desire to modify the Agreement as hereinafter set forth and add Roche Image Analysis Systems, Inc. ("RIAS") as a party to the Agreement.

        NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.      The parties agree that RIAS is added a party to the Agreement.

2.      A new paragraph 2.13 shall be added as follows:

        "2.13 PIGGYBACK RIGHTS. Notwithstanding anything contained herein to the contrary, the parties hereto agree that RIAS and Allemanni, LLC each shall have the right to have any of their respective shares of Common Stock in the Company registered on a prorata basis and join in any offering each time that the Company or any holder of the Shares proposes for any reason to register any Shares or Registrable Shares pursuant to the terms of this Agreement. The parties agree that these rights shall survive any proposed public offering of stock by the Company in accordance with the terms of the Agreement. Notwithstanding anything contained herein to the contrary, this section 2.13 may not be modified except with the written agreement of RIAS and Allemanni, LLC."

3. The definition of "Shares" and "Registrable Shares" shall include any of the Common Stock owned by RIAS or Allemanni, LLC.

4. Except as modified herein, the terms and provision of the Agreement are ratified and confirmed.

        IN WITNESS WHEREOF, the Company and the Purchasers have executed and delivered this Agreement as an instrument under seal as of the date first above written.



                                 AUTOCYTE, INC.


                                 By:  /s/ James B. Powell
                                      ------------------------------------
                                 Name:  James B. Powell
                                 Title: Pres.


                                 PURCHASERS:

                                 AMPERSAND SPECIALTY MATERIALS AND CHEMICALS III LIMITED PARTNERSHIP

                                 By:  ASMC-III Management Company
                                      Limited Partnership
                                 By:  ASMC-III MCLP LLP, its general partner


                                 By:  /s/ Richard A. Charpie
                                      ------------------------------------
                                      Richard A. Charpie
                                      Managing General Partner


                                 AMPERSAND SPECIALTY MATERIALS AND CHEMICALS III COMPANION FUND LIMITED PARTNERSHIP

                                 By:  ASMC-III Management Company
                                      Limited Partnership
                                 By:  ASMC-III MCLP LLP, its general partner


                                 By:  /s/ Richard A. Charpie
                                      ------------------------------------
                                      Richard A. Charpie
                                      Managing General Partner

                   LABORATORY PARTNERS I LIMITED PARTNERSHIP
                   By:     Ampersand Lab Partners Management Company
                           Limited Partnership
                   By:     Ampersand Lab Partners MCLP LLP, its general partner


                   By:     /s/ Richard A. Charpie
                           --------------------------------
                           Richard A. Charpie
                           Managing General Partner


                   LABORATORY PARTNERS COMPANION FUND LIMITED PARTNERSHIP
                   By:     Ampersand Lab Partners Management Company
                           Limited Partnership
                   By:     Ampersand Lab Partners MCLP LLP, its general partner


                   By:     /s/ Richard A. Charpie
                           --------------------------------
                           Richard A. Charpie
                           Managing General Partner


                   DLJ CAPITAL CORPORATION


                   By:     /s/ Robert E. Curry
                           --------------------------------
                           Robert E. Curry
                           Attorney-In-Fact


                   SPROUT CAPITAL VII, L.P.
                   By:     DLJ Capital Corporation
                           Managing Corporation


                   By:     /s/ Robert E. Curry
                           --------------------------------
                           Robert E. Curry
                           Attorney-In-Fact

                                DLJ FIRST ESC, L.L.C.
                                By:     DLJ LBO Plans Management Corporation
                                        Manager



                                By:     /s/ Robert E. Curry
                                        ---------------------------
                                        Robert E. Curry
                                        Attorney-In-Fact

                                THE SPROUT CBO FUND, L.P.
                                By: DLJ Capital Corporation
                                    General Partner

                                By:     /s/ Robert E. Curry
                                        ---------------------------
                                        Robert E. Curry
                                        Attorney-In-Fact

                                ALLEMANNI, LLC


                                By:     /s/ James B. Powell
                                        ---------------------------
                                        James B. Powell
                                        Manager


                                ROCHE IMAGE ANALYSIS SYSTEMS, INC.


                                By:     /s/ Frederick C. Kentz III
                                        ----------------------------
                                        Name: Frederik C. Kentz III
                                        Title: Secretary

                                        -----------------------------------
                                        Jean-Luc Belingard

                                        /s/ Gerald Bohm
                                        -----------------------------------
                                        Gerald Bohm


                                        -----------------------------------
                                        Thomas Gahm

                                        /s/ James Geyer
                                        -----------------------------------
                                        James Geyer


                                        /s/ Frederick C. Kentz III
                                        -----------------------------------
                                        Frederick C. Kentz III


                                        /s/ Ernest A. Knessel, Jr.
                                        -----------------------------------
                                        Ernest A. Knessel, Jr.


                                        /s/ Thomas P. McMahon
                                        -----------------------------------
                                        Thomas P. McMahon



                                        -----------------------------------
                                        Thanh Nguyen


                                        /s/ James B. Powell
                                        -----------------------------------
                                        James B. Powell


                                        /s/ Gary J. Vega
                                        -----------------------------------
                                        Gary J. Vega